EXHIBIT 10.8

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this “Agreement”) is dated as of September 16, 2005 by and between Acura Pharmaceuticals, Inc., a New York corporation (the “Pledgor”), and Galen Partners III, L.P., a Delaware limited partnership, acting in its capacity as agent for the Lenders, as hereinafter defined (the “Agent”), for the benefit of the Lenders.

PRELIMINARY STATEMENTS

The Pledgor has entered into a Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the “Loan Agreement;” terms which are capitalized in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement) with the Lenders party thereto (the “Lenders”). It is a condition precedent to the effectiveness of the Loan Agreement that the Pledgor shall have executed this Agreement and made the pledges referred to herein in favor of the Agent, for the ratable benefit of the Lenders, as contemplated hereby.

AGREEMENT

In consideration of the premises and to induce the Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Agent as follows:

ARTICLE 1

PLEDGE OF PLEDGED STOCK

1.1 DEFINITIONS; INTERPRETATION OF AGREEMENT

Unless the context otherwise requires, all terms not defined herein or in the Loan Agreement shall have the meaning set forth in the New York Uniform Commercial Code (the “Code”). Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

1.2 PLEDGE OF THE PLEDGED STOCK; POWER OF ATTORNEY

(a) As security for the prompt payment and performance when due of the obligations now or hereafter owing by the Pledgor to the Lenders under the Loan Agreement, the Notes, the other Transaction Documents and under the agreements, documents and instruments delivered by the Pledgor pursuant thereto or in connection therewith (collectively, the “Obligations”), the Pledgor hereby pledges to the Agent, for the ratable benefit of the Lenders, and grants to the Agent, for the ratable benefit of the Lenders, a lien on and security interest having priority over any and all other security interests, in the following (collectively the “Pledged Collateral”): (i) all of the issued and outstanding shares of common stock of Acura Pharmaceutical Technologies, Inc. (“APT”), and Axiom Pharmaceutical Corporation (“Axiom” and, together with APT, the “Subsidiaries”), which shares are more particularly described on Schedule A attached hereto (the “Pledged Stock”), (ii) all additional shares of common stock at any time issued to the Pledgor by APT or Axiom, (iii) the certificates evidencing all Pledged Collateral, (iv) subject to Section 1.6 hereof, all dividends, cash, securities, investment property, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and such shares and securities, and (v) all proceeds of any and all Pledged Collateral (including, without limitation, proceeds constituting any property of the types described above). The Pledgor shall deliver to the Agent original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by the Pledgor.

(b) The Agent shall have no obligation with respect to the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof. The Agent may hold the Pledged Collateral in the form in which it is received by it.

(c) The Pledgor, to the fullest extent permitted by law, hereby constitutes and irrevocably appoints the Agent (and any officer or agent of the Agent, with full power of substitution and revocation) as the Pledgor’s true and lawful attorney-in-fact, in the Pledgor’s stead and in the name of the Pledgor or in the name of the Agent, to transfer, upon the occurrence and during the continuance of an Event of Default or at any time the Agent, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, believes, and has so notified the Pledgor in writing, that, in connection with the Loan Agreement and the agreements, documents and instruments delivered by the Pledgor pursuant thereto or in connection therewith, fraud has occurred with respect to the Pledgor or any other Person controlling, controlled by, or under common control with the Pledgor which has a material adverse effect on the operations or condition (financial or otherwise) of the Pledgor and its subsidiaries, taken as a whole (a “Fraud”), the Pledged Collateral on the books of APT and Axiom, as applicable, in whole or in part, to the name of the Agent or such other Person or Persons as the Agent may designate and, upon the occurrence and during the continuance of an Event of Default or at any time the Agent, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, believes, and has so notified the Pledgor in writing, that Fraud has occurred, to take all such other and further actions as the Pledgor could have taken with respect to the Pledged Collateral which the Agent in its reasonable judgment determines to be necessary or appropriate to accomplish the purposes of this Agreement.

(d) The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Agent’s interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full of the Obligations and shall not be terminated prior thereto or affected by any act of the Pledgor or other Persons or by operation of law. The foregoing power of attorney, being coupled with an interest, is irrevocable so long as any Obligation remains outstanding.

(e) Except to the extent that the Agent releases its pledge of any of the Pledged Collateral, each Person who shall be a transferee of the beneficial ownership of any of the Pledged Collateral shall be deemed to have irrevocably appointed the Agent, with full power of substitution and revocation, as such Person’s true and lawful attorney-in-fact in such Person’s name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred; provided, however, that no Person shall exercise any such power of attorney unless an Event of Default shall have occurred and be continuing, and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from and after such time as such Person has notified the Pledgor in writing that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, such Person believes that Fraud has occurred.

1.3 RIGHTS OF PLEDGOR; VOTING

(a) During the term of this Agreement, and so long as the Pledgor has not received a Voting Notice (as defined below) from the Agent following (i) the occurrence and during the continuance of an Event of Default, and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or (ii) from and after such time as the Agent determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, the Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would contravene this Agreement, the Loan Agreement or any of the agreements, documents and instruments delivered by the Pledgor and each Subsidiary pursuant thereto unless the Agent consents in writing thereto.

(b) Upon the occurrence and during the continuance of an Event of Default, and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from or from and after such time as the Agent has notified the Pledgor in writing that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, Agent believes that Fraud has occurred, the Pledgor shall give the Agent at least fifteen (15) days’ prior notice of (i) any meeting of stockholders of any of the Subsidiaries or any meeting of directors of any of the Subsidiaries convened for any purpose and (ii) any written consent which the Pledgor proposes to execute as the stockholder of any of the Subsidiaries or which any of the representatives of the Pledgor proposes to execute as a director of any of the Subsidiaries. During the continuance of an Event of Default, and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from and after such time as the Agent determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, the Pledgor hereby authorizes the Agent to send its agents and representatives to any such meeting of stockholders or directors of any of the Subsidiaries that the Agent wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such authority, including, without limitation, causing such Subsidiary to give reasonable prior written notice to the Agent of the time and place of any such meeting and the principal actions to be taken thereat.

(c) Notwithstanding the occurrence of an Event of Default, and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or the determination by the Agent that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, the Pledgor may continue to exercise the voting rights of the Pledgor as herein described (and subject to the limitations herein) except to the extent that the Agent elects to exercise voting power (as determined by it in its sole discretion) by providing written notice to the Pledgor at any time during the continuance of an Event of Default or from and after such time as the Agent has determined that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred (a “Voting Notice”), whereupon the Agent shall have the exclusive right during the continuance of an Event of Default or from and after the Agent’s determination of Fraud to exercise such rights to the extent specified in such Voting Notice, and the Pledgor shall take all such steps as may be necessary to effectuate such rights until the Agent notifies the Pledgor in writing of the release of such rights. Once any such Event of Default has been cured or waived and such cure or waiver is confirmed by the Agent to the Pledgor in writing, any relevant Voting Notice shall be deemed to be rescinded.

1.4 NO RESTRICTIONS ON TRANSFER

The Pledgor warrants and represents that except as otherwise provided in (i) the Watson Stock Pledge Agreement dated March 29, 2000 executed by the Pledgor to secure the Senior Note (as amended, the “Watson Stock Pledge Agreement”) and (ii) the Stock Pledge Agreement dated as of June 22, 2005 executed by the Pledgor to secure a certain bridge loan (the “Bridge Loan”) extended pursuant to the terms of that certain Loan Agreement, dated as of June 22, 2005 (the “Bridge Loan Stock Pledge Agreement”), there are no restrictions on the transfer of the Pledged Stock (except for such restrictions imposed by operation of law), that there are no options, warrants or rights pertaining thereto, and that the Pledgor has the right to transfer the Pledged Stock free of any encumbrances and without the consent of the creditors of the Pledgor or the consent of any of the Subsidiaries or any other Person or any governmental agency whatsoever.

1.5 NO TRANSFER OF LIENS; ADDITIONAL SECURITIES

The Pledgor agrees that it will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement, except to or in favor of the Agent, or as agreed to in writing in advance by the Agent in accordance with the terms of the Loan Agreement. The Pledgor shall not cause, suffer or permit any Subsidiary to issue any common or preferred stock, or any other equity security or any other instruments convertible into equity securities, to any Person, unless the Agent otherwise consents in writing (which consent may be withheld in the Agent’s reasonable credit judgment).

1.6 ADJUSTMENTS OF CAPITAL STOCK; PAYMENT AND APPLICATION OF DIVIDENDS

Subject to the Loan Agreement, in the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any Subsidiary or if any other or additional shares of stock of any Subsidiary are issued to the Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by the Pledgor to the Agent and shall be deemed to be part of the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder. Subject to the Loan Agreement, upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from and after such time as the Agent determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, all cash dividends received by or payable to the Pledgor in respect of the Pledged Collateral, including any additional shares of stock or investment property received by the Pledgor as a result of the Pledgor’s record ownership of the Pledged Stock, shall immediately be delivered by the Pledgor to the Agent, to be held by the Agent as Pledged Collateral hereunder or to be applied by the Agent against the Obligations. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from and after such time as the Agent determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, the Pledgor will not demand and will not be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if the Pledgor receives any of the same, the Pledgor shall immediately deliver it to the Agent to be held by it and applied as provided in the preceding sentence.

1.7 WARRANTS AND OPTIONS

In the event that during the term of this Agreement subscription warrants or other rights or options shall be issued to the Pledgor in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to the Agent by the Pledgor, and such stock warrants, rights and options shall be, and, if exercised by the Pledgor, all new stock issued pursuant thereto shall be, pledged by the Pledgor to the Agent to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

1.8 RETURN OF PLEDGED COLLATERAL UPON TERMINATION

Upon the termination of the Loan Agreement and the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Agreement, the Agent shall cause to be transferred or returned to the Pledgor all of the stock pledged by the Pledgor herein and any money, property and rights received by the Agent pursuant hereto, to the extent the Agent has not taken, sold or otherwise realized upon the same as permitted hereunder, together with all other documents reasonably required by the Pledgor to evidence termination of the pledge contemplated hereby.

ARTICLE 2

EVENTS OF DEFAULT; REMEDIES

2.1 RIGHTS OF AGENT UPON DEFAULT

Upon the occurrence and during the continuance of any Event of Default and subject to the terms of the Loan Agreement regarding the exercise of remedies upon an Event of Default, or from and after such time as the Agent determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Agent believes that Fraud has occurred, the Agent shall have and at any time may exercise with respect to the Pledged Collateral, the proceeds thereof, and any other property or money held by the Agent hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the Code, and all rights and remedies provided for herein and in the Loan Agreement.

2.2 DISPOSITION OF PLEDGED STOCK

(a) Without limiting the foregoing, in the event that the Agent elects to sell the Pledged Stock (such term including, for purposes of this Section 2.2, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Agent shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Stock or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as the Agent deems to be satisfactory. Any such disposition which shall be made by private sale or other private proceeding shall be made upon not less than ten (10) days’ prior written notice to Pledgor specifying the date and time at which such disposition is to be made. Notice of any public sale shall be sufficient if it describes the Pledged Collateral to be sold in general terms, and is published at least once in The New York Times not less than ten (10) days prior to the date of sale. If The New York Times is not then being published, publication may be made in lieu thereof in any newspaper then being circulated in the City of New York, New York, as the Agent may elect. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if mailed, postage prepaid, to the Pledgor at its address set forth in Section 5.5 hereof or such other address as the Pledgor may have, in writing, provided to the Agent. The Agent may, if it deems it reasonable, postpone or adjourn any sale of any collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

(b) Because federal and state securities laws may restrict the methods of disposition of the Pledged Stock which are readily available to the Agent, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act or under applicable “blue sky” or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Agent may from time to time attempt to sell the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Agent deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and the Agent’s acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the Pledged Stock. To the extent permitted by law, the Agent or its assigns may purchase all or any part of the Pledged Stock and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, the Agent shall not be obligated to make any such sale pursuant to notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Stock is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to pay for same and, in such event, the Agent may resell such Pledged Stock and the Pledgor shall continue to be liable to the Agent for the full amount of the Obligations to the extent the Agent does not receive full and final payment in cash therefor.

(c) Except as otherwise provided in the Loan Agreement or by applicable law, the Agent shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Agent that:

3.1 CAPITALIZATION; GOOD TITLE

(a) All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by the Pledgor free and clear of any lien or encumbrance of any kind whatsoever, excepting those herein granted to the Agent hereunder and in connection with the Bridge Loan Agreement, and those granted to the holders of the Senior Note. The Pledged Stock constitutes all of the outstanding securities of any class or kind of all of the Subsidiaries.

(b) Except in the case of the liens granted to the holders of the Senior Note and the Bridge Loan lenders, no effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.

3.2 VALID SECURITY INTEREST

The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first-priority security interest, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest having been duly made or taken.

3.3 CONSENTS

Except for the consent of the holders of the Senior Note, the holders of the Series A Preferred and the Bridge Loan lenders, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (a) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by the Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by the Pledgor, (b) the perfection of or exercise by the Agent of its rights and remedies provided for in this Agreement, or (c) the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a judicial foreclosure, if applicable, or the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

3.4 AUTHORIZATION; ENFORCEABILITY

The Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be (a) limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally, and (b) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.5 NO CONFLICT

The execution, delivery and performance by the Pledgor of this Agreement will not result in any violation, conflict with, or result in a breach of any of the terms of, or constitute a default under, any agreements, contracts, court orders or consent decrees, the Certificate of Incorporation or the By-laws, as amended, of the Pledgor.

ARTICLE 4

INDEMNITY AND EXPENSES

4.1 INDEMNITY

The Pledgor agrees to and hereby indemnifies the Agent and each of the Lenders from and against any and all Losses arising out of, or in connection with, or resulting from this Agreement (including, without limitation, enforcement of this Agreement) unless resulting from or arising out of the gross negligence or willful misconduct of the Agent or such Lender.

4.2 EXPENSES

The Pledgor agrees promptly upon the Agent’s or such Lender’s demand to pay or reimburse the Agent or such Lender for all reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Agent or such Lender in connection with (a) any modification or amendment to or waiver of any provision of this Agreement requested by the Pledgor, (b) the custody or preservation of the Pledged Collateral, (c) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder or any other action taken by the Agent or such Lender hereunder reasonably necessary to enforce its rights, whether directly or as attorney-in-fact pursuant to the power of attorney herein conferred, or (d) the failure by the Pledgor to perform or observe any of the provisions hereof. All such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and the Agent may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to the Pledgor.

ARTICLE 5

MISCELLANEOUS

5.1 AGENT MAY PERFORM

If the Pledgor fails to perform any representation, warranty, covenant or agreement required to be performed by it contained herein, the Agent may, but shall not be obligated to, perform, or cause performance of, such representation, warranty, covenant or agreement, and the out-of-pocket expenses of the Agent incurred in connection therewith shall be payable by the Pledgor.

5.2 WAIVERS AND AMENDMENT

The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Agent shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any right or power of the Agent hereunder in respect of the Pledged Collateral and any other property or money held hereunder may at the option of the Agent be exercised as to all or any part of the same and the term the “Pledged Collateral” wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) “the Pledged Collateral and any other property or money held hereunder or any part thereof.” This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the Agent.

5.3 CONTINUING SECURITY INTEREST; ASSIGNMENTS OF SECURED DEBT

This Agreement shall create a continuing security interest having priority over any and all security interests in the Pledged Collateral and shall (a) remain in full force and effect, (b) be binding upon the Pledgor, and the Pledgor’s successors and assigns, and upon each of the Subsidiaries, and their successors and assigns, and (c) inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent, its successors and permitted assigns. Without limiting the generality of the foregoing clause (c), the Agent may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, to the extent and in the manner provided in the Loan Agreement and such other Person shall thereupon become vested with all the benefits in respect hereof granted to the Agent herein; the Agent shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of the Agent shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to the Agent hereunder.

5.4 GOVERNING LAW; CONSENT TO JURISDICTION

(a) This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

(c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Agreement or any other Transaction Document to which it is a party in any such New York State or United States Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

5.5 NOTICES

All notices hereunder shall be in writing (except only as otherwise provided in Section 5.2) and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally (including delivery by courier or overnight mail providing evidence of delivery), or transmitted by telex or telegram or telecopier with transmission confirmed, or (b) five (5) days after the date on which the same is deposited in the United States mail (certified or registered if required under Section 5.4), with postage prepaid and properly addressed, and any notice mailed shall be addressed:

(a) in the case of the Pledgor, to:

Acura Pharmaceuticals, Inc.
616 N. North Court, Suite 120
Palatine, Illinois 60067
Telecopier No.: (847) 705-5399

with copies to:

St. John & Wayne
2 Penn Plaza East
Newark, New Jersey 07105
Attention: John P. Reilly, Esq.
Telephone No.: (973) 491-3600
Telecopier No.: (973) 491-3555

(b) in the case of the Agent, to:

Galen Partners III, L.P.
610 Fifth Avenue, Fifth Floor
New York, NY 10020
Telecopier No.: (212) 218-4999
Attention: Bruce F. Wesson
with a copies to:

Blank Rome, LLP
Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: George N. Abrahams, Esq.
Telephone No.: (212) 885-5207
Telecopier No.: (917) 332-3763

or at such other address as the party giving such notice shall have been advised of in writing for such purpose by the party to whom or to which the same is directed.

5.6 SEVERABILITY; ENTIRE AGREEMENT

(a) If any provision of this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality or enforceability of any such provision in any other jurisdiction shall not be affected or impaired, and to the extent any provision is held invalid, illegal or unenforceable, then such provision shall be deemed severable from, and shall in no way affect the validity or enforceability of the remaining provisions of this Agreement.

(b) This Agreement, together with the other Transaction Documents, constitutes the entire agreement of the Pledgor and replaces any other or prior agreements or undertakings, with respect to the subject matter hereof, and there are no other agreements or undertakings, oral or written, respecting such subject matter which are intended to have any force or effect after the execution hereof.

5.7 SUCCESSORS AND ASSIGNS; HEADINGS

This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Agent and their respective successors and permitted assigns. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

5.8 COUNTERPARTS

This Agreement may be executed in any number of counterparts, including by facsimile copy, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

5.9 FURTHER ASSURANCES

Pledgor shall execute, in a proper and timely manner, at or after the date hereof, such additional documents and instruments as may be reasonably requested by the Agent in connection with the consummation or confirmation of the transactions contemplated by this Agreement.

5.10 NO ASSIGNMENT

This Agreement may not be assigned by the Pledgor without the prior express written consent of the Agent.

5.11 WAIVERS OF JURY TRIAL

THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

5.12 WAIVERS OF CONSEQUENTIAL DAMAGES

NEITHER THE PLEDGOR, THE AGENT OR ANY LENDER, NOR ANY EMPLOYEE, AGENT OR ATTORNEY OF ANY OF THEM, SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THIS AGREEMENT OR THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, EXCEPT FOR BAD FAITH.

5.13 LIMITATION OF LIABILITY

THE AGENT AND THE LENDERS SHALL NOT HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR LENDER, AS APPLICABLE, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Pledgor has caused this Stock Pledge Agreement to be executed by its duly authorized officer as of the date first written above.

ACURA PHARMACEUTICALS, INC.

		By:	/s/ Andrew D. Reddick
Name: Andrew D. Reddick Title: President and Chief Executive Officer

Accepted and Agreed to:

GALEN PARTNERS III, L.P. on behalf of itself and as Agent By: Claudius, L.L.C, General Partner 610 Fifth Avenue, 5th Fl. New York, New York 10019

By:	/s/ Srini Conjeevaram
Name: Srini Conjeevaram, its General Partner

SCHEDULE A

Designation and Number of
shares of capital stock owned by Pledgor

Issuer	Certificate No.	Designation	Number of Shares
Acura Pharmaceutical Technologies, Inc.	1	Common Stock, $.01 par value	100
Axiom Pharmaceutical Corporation	1	Common Stock, $.01 par value	100